EXECUTIVE SUMMARY

Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
◾	“Compliance Review”:	3,524 mortgage loans
◾	“Data Integrity Review”:	3,524 mortgage loans
◾	“Modification Review”	3,123 mortgage loans
◾	“Collection Comment Review”:	134 mortgage loans
◾	“Payment History Review”:	3,700 mortgage loans
◾	“Title Review”:	2,734 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond

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the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,524 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.

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b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

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(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Collection Comment Review: AMC performed a pre-acquisition review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Modification Review: AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 24 to 36 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV.  SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has

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uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Summary of findings and conclusions of review
There were 3,524 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 3,201 (90.83%) of the mortgage loans had exceptions; however, only 367 (10.41%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (3,524 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Diligence, LLC (3,524 Mortgage Loans)
Compliance Grade	Loan Count	% of Loans
A	323	9.17%
B	2,834	80.42%
C	47	1.33%
D	320	9.08%
Total	3,524	100.00%

EXCEPTION SUMMARY (3,524 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of

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limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.
Exception Type	Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	300
		Incomplete File	18
		Missing, Incorrect, or Incomplete Note	16
		Missing, Incorrect, or Incomplete Final TIL	1
		Total Compliance Grade (D) Exceptions:	335
	C	State Defect	52
		Missing, Incorrect, or Incomplete HUD-1	2
		Missing Required Data (other than HUD-1 or Note)	1
		Loan Package Documentation	1
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	57
	B	TILA	2,236
		RESPA	2,055
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2,036
		Missing Application Date	1,726
		Missing Required Data (other than HUD-1 or Note)	1,132
		Missing Non-Required Data	927
		FACTA	834
		LTV Test	770
		Loan Package Documentation	599
		Missing, Incorrect, or Incomplete GFE	483
		Misc. State Level	355
		State Late Charge	332
		Missing, Incorrect, or Incomplete Final TIL	272
		Missing Required Data	263
		State Defect	222
		GSE	39
		Missing Document	19
		Missing, Incorrect, or Incomplete Final or Initial 1003	18
		TIL-MDIA	11
		Missing, Incorrect, or Incomplete Initial TIL	9
		Missing, Incorrect, or Incomplete Note	5
		Safe Act	5
		Missing, Incorrect, or Incomplete HUD-1	5
		Legal / Regulatory / Compliance	3
		Compliance	3
		Final TIL Estimated	2
		Federal HPML	2

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Missing Disclosure	1
Total Compliance Grade (B) Exceptions:	14,364
Total Compliance Exceptions:	14,756

DATA INTEGRITY REVIEW RESULTS SUMMARY (3,524 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Some mortgage loans may have multiple data discrepancies.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (3,524 Mortgage Loans)
In total, data variances were found on 2,378 (67.48%) mortgage loans across 41 unique data fields in the sample.

Label	Loan Count	% of Loans
LTV Valuation Value	946	26.84%
Maturity Date	871	24.72%
First Payment Date	804	22.81%
Zip	442	12.54%
Property Type	422	11.98%
Contract Sales Price	378	10.73%
Borrower SSN	362	10.27%
Original Term	359	10.19%
Original CLTV	355	10.07%
Note Date	312	8.85%
Original P&I	243	6.90%
Coborrower SSN	239	6.78%
Original LTV	239	6.78%
Purpose	217	6.16%
# of Units	175	4.97%
Mortgage Type	150	4.26%
Coborrower Full Name	140	3.97%
Refi Purpose	100	2.84%
Borrower Full Name	96	2.72%
Occupancy	83	2.36%
Street	73	2.07%
Coborrower First Name	55	1.56%
City	50	1.42%

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Original Loan Amount	49	1.39%
Coborrower Last Name	44	1.25%
Original Interest Rate	42	1.19%
Amortization Type	31	0.88%
Borrower Last Name	19	0.54%
Lien Position	18	0.51%
Appraised Value	17	0.48%
Borrower First Name	15	0.43%
Amortization Term	13	0.37%
Interest Rate Initial Cap	11	0.31%
Interest Rate Life Cap	11	0.31%
Interest Rate Periodic Cap	11	0.31%
Doc Type	7	0.20%
Index Type	6	0.17%
PMI Company	4	0.11%
State	4	0.11%
Investor: Qualifying Total Debt Ratio	2	0.06%
Margin	2	0.06%
Total	7,417

COLLECTION COMMENT REVIEW SUMMARY

AMC Diligence, LLC (134 Mortgage Loans)
For the 134 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. At the time of the review, the current status of the mortgage loans was noted as performing for 13 mortgage loans, delinquent for 87 mortgage loans, in foreclosure for 31 mortgage loans, and in bankruptcy for 3 mortgage loans.

PAYMENT HISTORY REVIEW SUMMARY

AMC Diligence, LLC (3,700 Mortgage Loans)
A Payment History Review was completed on 3,700 mortgage loans of which 2,953 had complete pay history strings (79.81%), 746 mortgage loans (20.16%) had incomplete pay history strings, and 1 mortgage loan (0.03%) was missing the pay history. Of these mortgage loans, 2,115 mortgage loans (57.16%) had no delinquencies during the lookback period and no missing pay history data. The remaining 1,585 mortgage loans (42.84%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

AMC Diligence, LLC (3,700 Mortgage Loans)
Category	Loan Count	% of Loans
Delinquency, At Least One Missing Month	184	4.97%
Delinquency, No Missing Data	838	22.65%
Missing Payment History	1	0.03%
No Delinquency, At Least One Missing Month	562	15.19%
No Delinquency, No Missing Data	2,115	57.16%
Total	3,700	100.00%

Lookback	Loan Count	% of Loans

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24	667	18.03%
36	3,033	81.97%
Total	3,700	100.00%

TAX AND TITLE REVIEW SUMMARY

AMC Diligence, LLC (2,734 Mortgage Loans)
As part of the due diligence services, the Client provided SitusAMC with identifying data on 2,734 second lien mortgage loans.

There were 56 second lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of the 56 second lien mortgage loans, 49 loans were identified to have a priority lien recorded after the recording of the subject mortgage which could not be mitigated by a review of the related title policy.  The remaining 7 second lien mortgage loans had an encumbrance recorded prior to the subject mortgage, and 3 of these loans were determined to have title policies for which no exception that would specifically preclude coverage was stated on Schedule B of the related title policy, and 4 of these loans did not have sufficient title evidence to mitigate the issue.  SitusAMC determined from a review of the current owner’s title search there were no critical exceptions on the 2,678 second lien mortgage loans.

ADDITIONAL SUMMARY (3,524 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	2,568	72.87%
Adjustable	943	26.76%
Unknown	13	0.37%
Total	3,524	100.00%

Lien Position	Loan Count	% of Loans
1	11	0.31%
2	3,508	99.55%
Unknown	5	0.14%
Total	3,524	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	1,047	29.71%
Cash Out: Home Improvement/Renovation	38	1.08%
Cash Out: Other/Multi-purpose/Unknown Purpose	1,238	35.13%
Limited Cash-Out	4	0.11%
First Time Home Purchase	417	11.83%
Other-than-first-time Home Purchase	391	11.10%
Rate/Term Refinance - Borrower Initiated	201	5.70%
Construction to Permanent	1	0.03%
Unavailable	187	5.31%
Total	3,524	100.00%

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Original Term	Loan Count	% of Loans
0-120 Months	46	1.31%
121-180 Months	661	18.76%
181-240 Months	247	7.01%
241-360 Months	2,558	72.59%
Unknown	12	0.34%
Total	3,524	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,986	56.36%
Condo, Low Rise	208	5.90%
Condo, High Rise	13	0.37%
PUD	289	8.20%
Townhouse	12	0.34%
1 Family Attached	29	0.82%
2 Family	126	3.58%
3 Family	14	0.40%
4 Family	5	0.14%
Unavailable	842	23.89%
Total	3,524	100.00%

Occupancy	Loan Count	% of Loans
Primary	3,443	97.70%
Investment	5	0.14%
Second Home	8	0.23%
Unknown	68	1.93%
Total	3,524	100.00%

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